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                                                                 EXHIBIT 10.41


SUPERIOR (Logo)          SUPERIOR INDUSTRIES INTERNATIONAL, INC.
                         7800 Woodley Avenue - Van Nuys, CA 91406-1788
                         (818) 781-4973 - Telex: 65-1454 - Fax: (818) 780-5631



December 15, 1995


Mr. R. Jeffrey Ornstein
144 Waterview Street
Playa del Rey, CA 90293


Re:  EMPLOYMENT AGREEMENT


Dear Jeff:


        As you know, you currently serve as Vice President & CFO of Superior Industries International, Inc. (the "Company") pursuant to that certain Employment Agreement entered into as of January 1, 1987 (the "Agreement") and amended on December 12, 1988, on December 17, 1990 and on December 18, 1993 which, by its terms, will expire on December 31, 1995. Since your continued employment with the Company is extremely valuable and desirable to the Company, and since it is in the best interests of the Company and its stockholders to maintain and secure your continued employment by the Company, and, in consideration for the extension of the term of the Agreement and the other benefits accorded to you thereunder, you are willing to continue your employment with the Company, the Company and you hereby agree as follows:

        1.  EXTENSION OF TERM

            Section 6(a)(1) of the Agreement is hereby amended so that the Term of the Agreement be extended until December 31, 1997. Accordingly, all references in the Agreement to December 31, 1995 as to the termination date of the Agreement or the date for terminating any benefits, rights, privileges, obligations or undertakings by or for either you or the Company pursuant to the Agreement, as hereby amended by substituting December 31, 1997, therefore and all dates or periods of time in the Agreement are hereby changed or extended, as the cause may be, to a period of time subsequent to December 31, 1995.

        2.  OTHER TERMS AND PROVISIONS

            Except as specifically changed by this letter, all other provisions of the Agreement are and shall remain in full force and effect. Unless otherwise or further defined in this letter, all terms defined in the Agreement and used herein shall have the same meanings herein as specified in the Agreement.

















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Mr. R. Jeffrey Ornstein
December 15, 1995
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        3.  EFFECTIVE DATE

            The effective date of this letter and the terms contained herein shall be the date hereof.


        Please acknowledge your approval and agreement to the above terms by countersigning the enclosed copy of this letter where indicated, and returning the signed copy to the Company.


"Company":  SUPERIOR INDUSTRIES INTERNATIONAL, INC.




                                 By:  /s/  LOUIS L. BORICK
                                    ------------------------------------
                                           Louis L. Borick, President


THE ABOVE TERMS ARE
HEREBY APPROVED AND
December 15, 1995


/s/  R. JEFFREY ORNSTEIN
--------------------------
     R. Jeffrey Ornstein